UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2022

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PBIP	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02	Results of Operations and Financial Condition

On April 29, 2022, Prudential Bancorp, Inc. (the “Company” or “Prudential”) reported its results of operations for the three and six months ended March 31, 2022.

For additional information, reference is made to the Company’s press release dated April 29, 2022, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The information set forth in this Item 2.02 and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC and shall not be deemed to be “filed” for any purpose except otherwise provided herein.

Forward-Looking Statements

This Current Report, including information incorporated into or furnished by it, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Prudential with respect to the proposed merger (the “Merger”) with and into Fulton Financial Corporation (“Fulton”) pursuant to the Agreement and Plan of Merger dated March 1, 2022 (the “Merger Agreement”), the strategic and financial benefits of the Merger, including the expected impact of the Merger on Prudential’s future financial performance pending the completion of the Merger, and the timing of the closing of the Merger.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of Prudential’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Prudential’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Prudential undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements contained in this Current Report are subject to, among others, the following risks, uncertainties and assumptions:

•
The possibility that the anticipated benefits of the Merger, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or challenges arising from, the integration of Prudential into Fulton or as a result of the strength of the economy, competitive factors in the areas where Prudential and Fulton do business, or as a result of other unexpected factors or events;

•
The timing and completion of the Merger is dependent on the satisfaction of customary closing conditions, including approval by Prudential shareholders, which cannot be assured and various other factors that cannot be predicted with precision at this point;

•	The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;
•
Completion of the Merger is subject to bank regulatory approvals and such approvals may not be obtained in a timely manner or at all or may be subject to conditions which may cause additional significant expense or delay the consummation of the Merger;

•	Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger;
•	The outcome of any legal proceedings related to the Merger which may be instituted against Fulton or Prudential;
•
Unanticipated challenges or delays in the integration of Prudential’s business into Fulton’s business and or the conversion of Prudential’s operating systems and customer data onto Fulton’s may significantly increase the expense associated with the Merger; and

•	Other factors that may affect future results of Prudential and Fulton.

In addition to the foregoing and the factors identified elsewhere in this Current Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations; general economic conditions; the scope and duration of the on-going COVID-19 pandemic; the effects of the COVID-19 pandemic, including on the Company’s credit quality and operations as well as its impact on general economic conditions; legislative and regulatory changes including actions taken by governmental authorities in response to the COVID-19 pandemic; monetary and fiscal policies of the federal government; changes in tax policies, rates and regulations of federal, state and local tax authorities including the effects of the Tax Reform Act; changes in interest rates, deposit flows, the cost of funds, demand for loan products and the demand for financial services, in each case as may be affected by the COVID-19 pandemic; competition, changes in the quality or composition of the Company’s loan, investment and mortgage-backed securities portfolios; geographic concentration of the Company’s business; fluctuations in real estate values; the adequacy of loan loss reserves; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; changes in accounting principles, policies or guidelines and other economic, competitive, governmental and technological factors affecting the Company’s operations, markets, products, services and fees.

These forward-looking statements are also subject to the principal risks and uncertainties applicable to Prudential’s business and activities generally that are disclosed in Prudential’s Annual Report on Form 10-K, as amended, for its fiscal year ended September 30, 2021, in Item 1A of Prudential’s Quarterly Reports on Form 10-Q filed this fiscal year and in other documents Prudential files with the SEC. Prudential’s SEC filings are accessible on the SEC website at www.sec.gov.

Additional Information About the Proposed Merger and Where to Find It

Fulton has filed a registration statement with the SEC under the Securities Act of 1933, as amended, which includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed Merger. PRUDENTIAL SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO IT, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The proxy statement/prospectus (when it becomes available) and any other documents Fulton has filed and will file with the SEC may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, copies of the documents Prudential has filed or will file with the SEC may be obtained free of charge on Prudential’s website at www.psbanker.com or by contacting Jack Rothkopf, Chief Financial Officer, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, PA 19145.

Participants in the Transaction

The directors, executive officers, and certain other members of management and employees of Prudential are participants in the solicitation of proxies in favor of the proposed Merger from the shareholders of Prudential. Information regarding the directors and executive officers of Prudential is available in its Annual Report on Form 10-K for the fiscal year ended September 30, 2021 filed with the SEC on December 17, 2021, as amended on January 28, 2022. Other information regarding the participants, including the interests, by security holdings or otherwise, of such participants, will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This Current Report and related communications are not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

Item	9.01	Financial Statements and Exhibits
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press release regarding results of operations and financial condition, dated April 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/ Jack E. Rothkopf
	Name:	Jack E. Rothkopf
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: April 29, 2022